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                                RELEASE AGREEMENT


          This RELEASE AGREEMENT, dated as of November 4, 1996 (this "Agreement"), is by and among DEP CORPORATION, a Delaware corporation in its individual capacity and as debtor in possession in its Chapter 11 proceeding (the "Company"), and the Lenders (as defined below).

          WHEREAS, the Company commenced on April 1, 1996 a case under Chapter 11 of the United States Bankruptcy Code (Title 11, United States Code) (the "Bankruptcy Code") seeking protection from its creditors and reorganization thereunder;

          WHEREAS, the Company has prepared and negotiated the Consensual Plan (as defined below), which Consensual Plan has been duly confirmed by the United States Bankruptcy Code for the District of Delaware (the "Bankruptcy Court");

          WHEREAS, one element of the Consensual Plan calls for the Company Releasing Parties and the Lender Releasing Parties (each as defined below) broadly to release and discharge all claims and causes of action of each respective party against the others, other than obligations under the Consensual Plan, with such release and discharge expressly to provide, out of an abundance of caution, that nothing therein is intended to or constitutes a release or waiver in favor of any of the SC Johnson Parties (as defined below); and

          WHEREAS, this Agreement is intended as the "Class 1 Release Agreement" contemplated by the Consensual Plan.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1.     DEFINITIONS.

     "CLAIMS" shall mean any and all actions, liabilities, claims, demands, and causes of action (in law or in equity, whether by tort, contract or other theory of liability) for any and all acts, contracts, omissions, debts, accounts, damages, costs, losses, and expenses of every type, character, kind, nature or description, whether known or unknown, choate or inchoate, fixed or contingent, accrued or hereinafter accruing, whether or not known, suspected or claimed of any matter, cause or thing from the beginning of time up to and including the Effective Date.

     "COMPANY RELEASING PARTIES" shall mean the Company and each of its past, present and future affiliates, associates, employees, officers, directors, partners, fiduciaries, owners, subsidiaries, shareholders, agents, attorneys, insurers, predecessors and successors, or any of them.

     "CONSENSUAL PLAN" shall mean the Company's Second Amended Plan of Reorganization dated as of August 23, 1996, duly confirmed by the Bankruptcy Court under Section 1129 of the Bankruptcy Code.

     "EFFECTIVE DATE" shall mean the date the Consensual Plan became effective in accordance with the Consensual Plan.

     "LENDER RELEASING PARTIES" shall mean the Lenders and each of them and each of their respective past, present and future affiliates, associates, employees, officers, directors, partners,

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owners, subsidiaries, shareholders, agents, attorneys, insurers, predecessors and successors, or any of them.

     "LENDERS" shall mean all parties, other than the Company, that are, or at any time were, parties to or have, or at any time had, a participation interest in the Revolving Credit and Term Loan Agreement dated as of August 6, 1993, as amended, among the Company, Citicorp USA, Inc. (individually and as agent for the Lenders), The First National Bank of Boston (individually and as co-agent for the Lenders), and City National Bank (individually and as co-agent for the Lenders), and their respective successors and assigns.

     "SC JOHNSON PARTIES" shall mean S.C. Johnson & Son, Inc., a Wisconsin corporation, and its past, present and future affiliates, associates, employees, officers, directors, partners, owners, subsidiaries, shareholders, agents, attorneys, insurers, predecessors and successors, or any of them. The foregoing notwithstanding, under no circumstance shall any Company Releasing Party be deemed a successor to any SC Johnson Party for the purposes of this Agreement, or otherwise an "SC Johnson Party" hereunder, and no SC Johnson Party shall for any purpose be deemed a "Lender" or a "Lender Releasing Party" hereunder.

     SECTION 2.     RELEASE.

     (a) The Lenders, on behalf of themselves and each other Lender Releasing Party, hereby expressly release, remit, acquit and forever discharge the Company Releasing Parties of and from any and all Claims which such Lender Releasing Parties, or any of them, now have or may hereafter have or assert against the Company Releasing Parties, or any of them, other than the obligations of the Company Releasing Parties, or any of them, to the Lenders arising under the Consensual Plan.

     (b) The Company, on behalf of itself and each other Company Releasing Party, hereby expressly releases, remits, acquits and forever discharges the Lender Releasing Parties of and from any and all Claims which such Company Releasing Parties, or any of them, now have or may hereafter have or assert against the Lender Releasing Parties, or any of them, other than the obligations of the Lender Releasing Parties, or any of them, to the Company Releasing Parties arising under the Consensual Plan.

     (c) Notwithstanding the foregoing, nothing herein is intended to or shall constitute a release or waiver of any Claim that any Company Releasing Party or any Lender Releasing Party may now have or may hereafter assert against the SC Johnson Parties or any of them, all such Claims being expressly preserved and maintained.

     SECTION 3.     WAIVER OF RIGHTS UNDER CIVIL CODE SECTION 1542

          EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

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EACH PARTY, BEING AWARE OF SUCH CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS
HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

     SECTION 4. AMENDMENTS IN WRITING. Any amendment to this Agreement must be in writing and signed by duly authorized representative of each party hereto.


     SECTION 5. AUTHORIZATION. By execution of this document, each party hereto represents and warrants that it is duly authorized to enter into this Agreement, including, without limitation, providing the releases set forth herein.

     SECTION 6. CHOICE OF LAW. This Agreement shall be construed in accordance with, and all disputes hereunder shall be governed by, the internal laws of the State of California.

     SECTION 7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

     SECTION 8. BINDING EFFECT. The provisions of this Agreement shall inure to the benefit of and be binding upon each of the parties, and each of their affiliates, associates, employees, officers, directors, partners, owners, subsidiaries, shareholders, agents, attorneys, insurers, predecessors and successors and any and all persons acting by, through, under or in concert with them or any of them.

     SECTION 9. NO ASSIGNMENTS. Each party hereto represents and warrants that there have been no assignments or other transfers of any interest in any Claim being released hereunder, and agrees to hold the other parties harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred by the other parties as a result of any person asserting any such assignment or transfer, or any rights or claims under any such assignment or transfer. The parties intend that this indemnity does not require payment as a condition precedent to recovery hereunder.

     SECTION 10. ATTORNEYS' FEES. Each party hereto further agrees that if it hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon or relating to any of the Claims released hereunder, then that party shall pay to the other party in addition to any other damages caused to such other parties thereby, all attorneys' fees reasonably incurred by said parties in defending or otherwise responding to said suit or Claim.

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          IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the date first written above.

"COMPANY"

DEP CORPORATION



By________________________
     Name:
     Title:



"LENDERS"

FOOTHILL CAPITAL CORPORATION



By________________________
     Name:
     Title:


CITY NATIONAL BANK



By________________________
     Name:
     Title:


PNC BANK, N.A.



By________________________
     Name:
     Title:

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GOLDMAN SACHS CREDIT PARTNERS, L.P.



By________________________
     Name:
     Title:


CERBERUS PARTNERS, L.P.



By________________________
     Name:
     Title:

TCW SPECIAL CREDITS FUND V -- THE PRINCIPAL FUND

By:  TCW ASSET MANAGEMENT
     COMPANY, its general partner



By________________________
     Name:
     Title:



By________________________
     Name:
     Title:


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